SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 20, 2014, Walgreens Boots Alliance, Inc. (“Walgreens Boots Alliance”), a direct, wholly owned subsidiary of Walgreen Co. (“Walgreens”), completed the public offering and issuance of £400,000,000 of 2.875% notes due 2020 (the “notes due 2020”), £300,000,000 of 3.600% notes due 2025 (the “notes due 2025”) and €750,000,000 of 2.125% notes due 2026 (the “notes due 2026”). The notes due 2020, the notes due 2025 and the notes due 2026 are collectively referred to as the “notes.”

The notes are, upon initial issuance, fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Walgreens (the “Walgreens guarantee”).

The notes were sold pursuant to the underwriting agreement, dated November 10, 2014, among Walgreens, Walgreens Boots Alliance and the several underwriters named therein filed as Exhibit 1.2 to the Form 8-K filed by Walgreens on November 12, 2014. The notes and related guarantees were offered and sold pursuant to Walgreens’ and Walgreens Boots Alliance’s automatic shelf registration statement on Form S-3 (No. 333-198773), as amended, and the prospectus included therein, filed with the Securities and Exchange Commission on November 3, 2014 and supplemented by the prospectus supplement dated November 10, 2014. The notes were issued under the Indenture, dated as of November 18, 2014 (the “Indenture”), among Walgreens Boots Alliance and Wells Fargo Bank, National Association, as trustee.

Please refer to the prospectus supplement dated November 10, 2014 for additional information regarding the terms and conditions of the notes and related guarantees and the offering. The foregoing summary of the notes and Walgreens guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Indenture included as Exhibit 4.1 hereto; (ii) the forms of the notes attached hereto as Exhibits 4.2 through 4.4, inclusive; and (iii) the form of Walgreens guarantee attached hereto as Exhibit 4.5, each of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

4.1	Indenture dated November 18, 2014 among Walgreens Boots Alliance, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Walgreen Co. on November 18, 2014)

4.2	Form of 2.875% Notes due 2020

4.3	Form of 3.600% Notes due 2025

4.4	Form of 2.125% Notes due 2026

4.5	Form of Guarantee of Walgreen Co.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

5.2	Opinion of Thomas J. Sabatino, Jr.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K)

23.2	Consent of Thomas J. Sabatino, Jr (included in Exhibit 5.2 of this Current Report on Form 8-K)

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements for purposes of applicable securities laws. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “headwind,” “tailwind,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that could cause actual results to vary materially from those indicated, including, but not limited to: those relating to the Purchase and Option Agreement, dated June 18, 2012, as amended on August 5, 2014, by and among Walgreens, Alliance Boots GmbH and AB Acquisitions Holdings Limited, and other agreements relating to our strategic partnership with Alliance Boots GmbH, the arrangements and transactions contemplated thereby and their possible effects, the proposed holding company reorganization, the risks that one or more closing conditions to the transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions or that the required approvals by the Company’s shareholders may not be obtained; the risk of a material adverse change that the Company or Alliance Boots GmbH or either of their respective businesses may suffer as a result of disruption or uncertainty relating to the transactions; risks associated with changes in economic and business conditions generally or in the markets in which we or Alliance Boots GmbH participate; risks associated with new business areas and activities; risks associated with acquisitions, joint ventures, strategic investments and divestitures, including those associated with cross-border transactions; risks associated with governance and control matters; risks associated with the Company’s ability to timely arrange for and consummate financing for the contemplated transactions on acceptable terms; risks relating to the Company and Alliance Boots GmbH’s ability to successfully integrate our operations, systems and employees, realize anticipated synergies and achieve anticipated financial results, tax and operating results in the amounts and at the times anticipated; the potential impact of announcement of the transactions or consummation of the transactions on relationships and terms, including with employees, vendors, payers, customers and competitors; the amounts and timing of costs and charges associated with our optimization initiatives; our ability to realize expected savings and benefits in the amounts and at the times anticipated; changes in management’s assumptions; our commercial agreement with AmerisourceBergen, the arrangements and transactions contemplated by our framework agreement with AmerisourceBergen and Alliance Boots GmbH and their possible effects; risks associated with equity investments in AmerisourceBergen including market fluctuations and whether the warrants to invest in AmerisourceBergen will be exercised and the ramifications thereof; the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents; the risks associated with transitions in supply arrangements; risks that legal proceedings may be initiated related to the transactions; the amount of costs, fees, expenses and charges incurred by Walgreens and Alliance Boots GmbH related to the transactions; the ability to retain key personnel; changes in financial markets, interest rates and foreign currency exchange rates; the risks associated with international business operations; the risk of unexpected costs, liabilities or delays; changes in network participation and reimbursement and other terms; risks of inflation in the costs of goods, including generic drugs; risks associated with the operation and growth of our customer loyalty program; risks associated with outcomes of legal and regulatory matters, and changes in legislation, regulations or interpretations thereof; and other factors described in Item 1A (Risk Factors) of our most recent Form 10-K, as amended, which is incorporated herein by reference, and in other documents that we file or furnish with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transactions between Walgreens and Alliance Boots GmbH, WBA has filed with the SEC a registration statement on Form S-4 and an amendment thereto that includes a preliminary proxy statement of Walgreens that also constitutes a preliminary prospectus of WBA. The registration statement has not yet become effective. This material is not a substitute for the final prospectus/proxy statement or any other documents the parties will file with the SEC. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Walgreens. INVESTORS AND SECURITY HOLDERS OF WALGREENS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Walgreens or WBA through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Walgreens or WBA will be available free of charge on Walgreens’ internet website at www.walgreens.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Walgreens’ Investor Relations Department at (847) 315-2361.

Participants in the Solicitation

Walgreens, Alliance Boots GmbH, WBA and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Walgreens common stock in respect of the proposed transactions. You can find information about Walgreens’ directors and executive officers in Walgreens’ Annual Report on Form 10-K for the year ended August 31, 2014, as amended, and definitive proxy statement filed with the SEC on November 25, 2013. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies in favor of the proposed transactions will be set forth in the proxy statement/prospectus when it becomes available. You can obtain free copies of these documents, which are filed with the SEC, from Walgreens using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: November 20, 2014	By:	/s/ Thomas J. Sabatino, Jr.
	Title:	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary

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